Exhibit 10.11.4
                                 ---------------


                              TRAILER BRIDGE, INC.

                              NON-EMPLOYEE DIRECTOR


                              STOCK INCENTIVE PLAN


                             OPTION AWARD AGREEMENT

         THIS AGREEMENT is made and entered into as of the date set forth on the signature page hereof by and between TRAILER BRIDGE, INC., a Delaware corporation ("Company"), and the individual whose signature is set forth on the signature page hereof (the "Optionee").

                               W I T N E S S E T H

         WHEREAS, the Company has adopted the Trailer Bridge, Inc. Non-Employee Director Stock Incentive Plan ("Plan"), the terms of which, to the extent not stated herein, are specifically incorporated by reference in this Agreement;

         WHEREAS, the purpose of the Plan is to permit Options under the Plan to be granted to non-employee directors, and the Plan provides for Option Agreements to further specify the terms and conditions under which such individuals may receive such Options;

         WHEREAS, the Optionee is now serving as a non-employee director of the Company and the Company desires him or her to remain in such capacity, and to secure or increase his or her ownership of Shares in order to increase his or her incentive and personal interest in the success and growth of the Company; and

         WHEREAS, defined terms used herein and not otherwise defined herein shall have the meanings set forth in the Plan.

         NOW, THEREFORE, in consideration of the premises and of the covenants and agreements herein set forth, the parties hereby mutually covenant and agree as follows:

         1.     Option Grant.

                (a) Subject to the terms and conditions set forth herein, the Company hereby grants to the Optionee an option (the "Option") to purchase from the Company all or any part of the aggregate number of Shares (hereinafter referred to as the "Option Stock") set forth on the signature page hereof, at the purchase price per Share set forth on the signature page hereof. The Option shall not be an Incentive Stock Option for purposes of Section 422 of the Code. The Option may not be exercised prior to the Initial Exercise Date set forth on the signature page hereof or after the Expiration Date set forth thereon, except that other than as provided herein, the Option shall not be exercisable after the termination of the Optionee's service as a director of the Company ("Service").

                (b) The Option may be exercised in whole or in part by notice in writing to the Company. The aggregate purchase price for the Shares for which the Option is exercised shall be paid to the Company at the time of exercise in cash, or, with the consent of the Board, Shares registered in the name of the Optionee, or by a combination thereof, all as provided on the signature page hereof. If the purchase price may be paid wholly or partly in Shares, any Shares tendered in payment thereof shall be free of all adverse claims and duly endorsed in blank by the Optionee or accompanied by stock powers duly endorsed in blank. Shares tendered shall be valued at Fair Market Value on the date on which the Option is exercised.

                Payment of the aggregate purchase price for the Shares for which the option is exercised may also be made in whole or in part by delivery (including by facsimile) to the Company of an executed irrevocable option exercise form together with irrevocable instructions, in a form acceptable to the Company, to a broker-dealer to sell or margin a sufficient portion of the Option Stock and deliver the sale or loan proceeds directly to the Company to pay for the exercise price.

         2. Nontransferability of Option. Except as may be permitted otherwise pursuant to the Plan, this Option is not transferable other than by will or by the laws of descent and distribution. The Option may be exercised during the life of the Optionee only by the Optionee (or his/her legal representative).

         3. Securities Law Restrictions. The Optionee agrees and acknowledges with respect to any Option Stock that has not been registered under the Securities Act of 1933, as amended (the "Act"), that (i) the Optionee will not sell or otherwise dispose of such Shares except pursuant to an effective registration statement under the Act and any applicable state securities laws, or in a transaction which, in the opinion of counsel for the Company, is exempt from such registration, and (ii) a legend will be placed on the certificates for the Option Stock to such effect.

         4.     Exercise of Option.

                (a) Except as provided herein, the Option shall be exercisable only prior to the Expiration Date, and then only beginning with the Initial Exercise Date set forth on the signature page hereof and each anniversary date thereof as set forth in the following table:


                                                    Cumulative Fraction
                                                    -------------------
                                                     of Shares Optioned
                                                     ------------------
                   Beginning                         Which Is Exercisable
                   ---------                         --------------------

                  Initial Exercise Date                     20%
                  First Anniversary Date                    40%
                  Second Anniversary Date                   60%
                  Third Anniversary Date                    80%
                  Fourth Anniversary Date                  100%







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


                (b) If the Optionee's Service is terminated because of death or Total Disability (as such terms are defined below) on or after the Initial Exercise Date set forth on the signature page hereof, the Optionee or, in the case of his or her death, his or her Beneficiary (as defined herein) shall be entitled to exercise the Option, in the full amount granted without regard to any restrictions on exercise set forth in paragraph (a), above, until the Expiration Date. If such a termination occurs prior to the Initial Exercise Date, the Optionee, or in the case of his or her death, his or her Beneficiary, shall be entitled to exercise the Option to the extent, if any, as the Board of Directors may determine.

                (c) If the Optionee's Service is terminated on or after the Initial Exercise Date for any reason other than Cause (as defined below), death or Total Disability, the Optionee shall be entitled to exercise the Option, to the extent exercisable pursuant to paragraph (a), above, until 3 months after such termination. If such a termination occurs prior to the Initial Exercise Date, the Optionee shall be entitled to exercise the Option during such 3-month period to the extent, if any, as the Board of Directors may determine.

                (d) If the Optionee's Service is terminated for Cause, the Optionee shall have no right to exercise any portion of any Option not yet exercised as of the date of such termination for Cause.

                (e) As used herein, (i) "Total Disability" means permanent and total disability within the meaning of Code Section 22(e)(3), and (ii) "Cause" means, as determined by the Board of Directors, the Optionee's willful failure to perform his or her duties or intentional dishonest or intentional illegal conduct in connection with his or her Service.

         5. Acceleration. In the event of a Change of Control (as defined below) any Options shall be immediately exercisable (without regard to any limitation imposed by the Plan or this Agreement at the time the Option was granted, which permits all or any part of the Option to be exercised only after the lapse of time), and will remain exercisable until the expiration of the Option. "Change of Control" for this purpose means: (i) the adoption of a plan of reorganization, merger, share exchange or consolidation of the Company with one or more other corporations or other entities as a result of which the holders of the Shares as a group would receive less than fifty percent (50%) of the voting power of the capital stock or other interests of the surviving or resulting corporation or entity; (ii) the adoption of a plan of liquidation or the approval of the dissolution of the Company; (iii) the approval by the Board of Directors of an agreement providing for the sale or transfer (other than as security for obligations of the Company or any subsidiary) of substantially all of the assets of the Company; (iv) the acquisition (other than by will or by the laws of descent and distribution or from the person's parent, grandparent or spouse (or trusts for the benefit of the transferor's children, grandchildren and/or spouse or partnerships in which any such family members are the only partners)) of more than thirty percent (30%) of the outstanding Shares by any person within the meaning of Rule 13(d)(3) under the Securities Exchange Act of 1934, as amended, if such acquisition is not preceded by a prior expression of approval by the Board; or (v) one-third or more of the members of the Board of Directors of the Company are not Continuing Directors (a "Continuing Director" means any member of the Board of Directors of the Company who was a director on January 1, 1997, and any director who is recommended for election, or is elected to fill a vacancy, as a director by a majority of the Continuing Directors then on such Board).

         6.     Beneficiary.

                (a) The person whose name appears on the signature page hereof after the caption "Beneficiary" or any successor designated by the Optionee in accordance herewith (the person who is the Optionee's Beneficiary at the time of his or her death herein referred to as the "Beneficiary") shall be entitled to exercise the Option, to the extent it is exercisable, after the death of the Optionee. The Optionee may from time to time revoke or change his or her Beneficiary without the consent of any prior Beneficiary by filing a new designation with the Board. The last such designation received by the Board shall be controlling; provided, however, that no designation, or change or revocation thereof, shall be effective unless received by the Board prior to the Optionee's death, and in no event shall any designation be effective as of a date prior to such receipt.

                (b) If no such Beneficiary designation is in effect at the time of an Optionee's death, or if no designated Beneficiary survives the Optionee or if such designation conflicts with law, the Optionee's estate shall be entitled to exercise the Option, to the extent it is exercisable after the death of the Optionee. If the Board of Directors is in doubt as to the right of any person to exercise the Option, the Company may refuse to recognize such exercise, without liability for any interest or dividends on the Option Stock, until the Board of Directors determines the person entitled to exercise the Option, or the Company may apply to any court of appropriate jurisdiction and such application shall be a complete discharge of the liability of the Company therefor.




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


         7. No Rights As Stockholder. The Optionee shall have no rights as a holder of the Option Stock until the issuance of a certificate for the Option Stock.

         8.     Tax Withholding.

                (a) It shall be a condition of the obligation of the Company to issue Option Stock to the Optionee or the Beneficiary, and the Optionee agrees, that the Optionee shall pay to the Company upon its demand, such amount as may be requested by the Company for the purpose of satisfying any liability it may have to withhold federal, state, or local income or other taxes incurred by reason of the exercise of the Option.

                (b) If the purchase price may be paid wholly or partly in Shares, the Optionee may elect to have the Company withhold that number of Shares of Option Stock otherwise issuable to the Optionee upon exercise of the Option or to deliver to the Company a number of Shares, in each case, having a Fair Market Value on the Tax Date (as defined below) equal to the minimum amount required to be withheld as a result of such exercise. The election must be made in writing and must be delivered to the Company prior to the Tax Date. If the number of shares so determined shall include a fractional share, the Optionee shall deliver cash in lieu of such fractional share. As used herein, Tax Date means the date on which the Optionee must include in his or her gross income for federal income tax purposes the fair market value of the Option Stock over the purchase price therefor.

         9. Adjustments in Event of Change in Shares. In the event that the Board shall determine that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of securities of the Company, or other similar corporate transaction or event affects the Shares issuable on exercise of the Option, such that an adjustment is determined by the Board to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Board shall, in such manner as it may deem equitable, promptly adjust the number and type of Shares awarded pursuant to this Agreement, or the terms, conditions, or restrictions of this Agreement; provided, however, that the number of Shares subject to any Option payable or denominated in Shares shall always be a whole number.

         10. Powers of Company Not Affected. The existence of the Option shall not affect in any way the right or power of the Company or its stock-holders to make or authorize any combinations, subdivision or reclassification of the Shares or any reorganization, merger, consolidation, business combination, exchange of Shares, or other change in the Company's capital structure or its business, or any issue of bonds, debentures or stock having rights or preferences equal, superior or affecting the Option Stock or the rights thereof, or dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise. Nothing in this Agreement shall confer upon the Optionee any right to continued Service.

         11.    Miscellaneous.

                (a) This Agreement shall be governed and construed in accordance with the laws of the State of Florida applicable to contracts made and to be performed therein between residents thereof.

                (b) This Agreement may not be amended or modified except by the written consent of the parties hereto.

                (c) The captions of this Agreement are inserted for convenience of reference only and shall not be taken into account in construing this Agreement.

                (d) This Agreement shall be binding upon and inure to the benefit of the Company and its successors and assigns and shall be binding upon and inure to the personal benefit of the Optionee, the Beneficiary and the personal representative(s) and heirs of the Optionee.

         12. ANYTHING IN THIS AGREEMENT TO THE CONTRARY NOTWITHSTANDING, THE AWARD EVIDENCED BY THIS AGREEMENT IS SUBJECT TO APPROVAL BY THE COMPANY'S STOCKHOLDERS OF THE PLAN AT THE 2001 ANNUAL MEETING OF STOCKHOLDERS, AND IF SUCH APPROVAL IS NOT OBTAINED BY JULY 25, 2001, THE OPTION GRANTED HEREBY SHALL BE NULL AND VOID.



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


         IN WITNESS WHEREOF, the Company has caused this instrument to be executed by its duly authorized officer and its corporate seal hereunto affixed, and the Optionee has hereunto affixed his or her hand, all on the day and year set forth below.


                                       TRAILER BRIDGE, INC.

[CORPORATE SEAL]                       By:
                                            ------------------------------------
                                                Its:
                                                      --------------------------



                                       -----------------------------------------
                                       Optionee
                                       Name:




No. of Shares of Option Stock:            -----------------------
Exercise Price Per Share:                 $                              Grant Date:                    ------------------
                                           ----------------------
Payment of Purchase Price:                Cash and/or, with              Initial Exercise Date:         ------------------
                                          the consent of the
                                          Board, Shares
Date of Agreement:                                                       Expiration Date:               ------------------
                                          -----------------------
Beneficiary:                                                             Address of Beneficiary:
                                          -----------------------
                                                                         -------------------------------------------------

Beneficiary Tax Identification No.:                                      -------------------------------------------------






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